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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                             OFFER FOR OUTSTANDING
              11 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES A

                                IN EXCHANGE FOR
              11 3/8% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
                                       OF

                         SPECIAL DEVICES, INCORPORATED


     This form or one substantially equivalent to it must be used to exchange the Special Devices, Incorporated 11 3/8% Senior Subordinated Notes Due 2008, Series A (the "Old Notes") if certificates for the Old Notes are not immediately available or if time will not permit the Letter of Transmittal or other required documents to reach the United States Trust Company of New York (the "Exchange
Agent") prior to 5:00 p.m. New York time on July   , 1999, at which time the
right to exchange the Old Notes terminates. This form must be delivered by hand, mail, telegram or facsimile transmission to the Exchange Agent as follows:


   MAIL DELIVERY TO: UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

      By Hand Before 4:30 P.M.:           By Registered or Certified Mail:      By Overnight Delivery (and By Hand
                                                                              After 4:30 P.M. on the Expiration Date
                                                                                              only):
     United States Trust Company            United States Trust Company            United States Trust Company
             of New York                            of New York                            of New York
      111 Broadway, Lower Level             P.O. Box 844, Cooper Station             770 Broadway, 13th Floor
          New York, NY 10006                  New York, NY 10276-0844                   New York, NY 10003
 Attention: Corporate Trust Services    Attention: Corporate Trust Services    Attention: Corporate Trust Services

                                 By Facsimile:

                    United States Trust Company of New York
                                 (212) 780-0592
                          Attention: Customer Service
                      Confirm by Telephone: (800) 548-6565
                      Attention: Corporate Trust Services

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

     UNDER THE TERMS OF THIS DOCUMENT, THE OLD NOTES, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL MUST BE DELIVERED TO THE EXCHANGE AGENT WITHIN FOUR BUSINESS DAYS AFTER THE DATE OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY.
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Ladies and Gentlemen:


     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by Special Devices, Incorporated, a Delaware corporation, with the Securities and Exchange Commission (the
"Registration Statement") and the accompanying Prospectus dated June   , 1999
included therein (the "Prospectus"), receipt of which is hereby acknowledged:


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                                      DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------------------------------------
            PLEASE FILL IN YOUR NAME(S) EXACTLY
               AS IT APPEARS ON YOUR NOTE(S)                                  PLEASE FILL IN
                  AND YOUR PRESENT ADDRESS                                  NUMBERS AND AMOUNTS
--------------------------------------------------------------------------------------------------------------
                                                                       NOTE                  PRINCIPAL
   Name(s):                                                         NUMBER(S)                  AMOUNT
                                                             -------------------------------------------------

                                                             -------------------------------------------------

                                                             -------------------------------------------------
   Address(es):
                                                             -------------------------------------------------
                                                             -------------------------------------------------
                                                             -------------------------------------------------
                                                             -------------------------------------------------
                                                      TOTALS
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Signatures (all registered holders must sign):

------------------------------------------------------------

------------------------------------------------------------
                             (Please Type or Print)

Address:

------------------------------------------------------------

------------------------------------------------------------
Area Code and Daytime Telephone Number:

(    )    -
------------------------------------------------------------

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch or agency in the United States, hereby guarantees to deliver to the Exchange Agent at the address set forth above, Old Note certificates surrendered for exchange hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal, within four (4) business days after the date of delivery of this Notice of Guaranteed Delivery.

Dated:
-------------------------------------- ,
1999                                      Name of Firm:
                                          --------------------------------------

                                          Sign Here:
                                          --------------------------------------
                                                     (AUTHORIZED SIGNATURE)

                                          Name:
                                          --------------------------------------
                                                   (PLEASE TYPE OR PRINT)

                                             -----------------------------------
                                              (AREA CODE AND TELEPHONE NUMBER)

                                          Address:
                                          --------------------------------------

                                              ----------------------------------

                                              ----------------------------------
                                                          (ZIP CODE)

     NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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